EXHIBIT 10.3

DELTA-T CORPORATION
CONFIDENTIAL INFORMATION
                          PHASE 2 COOPERATION AGREEMENT
                                     BETWEEN
                               NEDAK ETHANOL, LLC
                                       AND
                               DELTA-T CORPORATION

        THIS AGREEMENT is entered into and becomes effective as of the 15 day of November, 2005 (the "Contract Date"), by and between Delta-T Corporation, a corporation organized and operating under the laws of the Commonwealth of Virginia, USA located at 323 Alexander Lee Parkway, Williamsburg, Virginia 23185 ("DTC"), and NEDAK ETHANOL LLC, a company organized and operating under the laws of NEBRASKA located at 302 NORTH MAIN STREET, P. O. BOX 391, ATKINSON, NEBRASKA 68713 ("Client"), which parties may be referred to individually as a "Party" or jointly as the "Parties."

                                   WITNESSETH

        WHEREAS, Client intends to develop, own and operate an ethanol plant having the capacity to produce 30 MILLION GALLONS PER YEAR (hereinafter the "Plant") at a site to be located in HOLT COUNTY, NEBRASKA (hereinafter the "Site"); and

        WHEREAS, DTC is in the business of developing, designing, and supplying commercial technologies, equipment and manufacturing facilities to perform a wide range of process industry applications, including, without limitation, grain processing, ethanol production, evaporation, distillation, dehydration, adsorption, solvent recovery and waste treatment; and

        WHEREAS, DTC has entered into a strategic alliance with TIC - The Industrial Company, a Delaware corporation, located at 2211 Elk river Road, Steamboat Springs, Colorado 80477 (hereinafter "TIC"), that is in the business of providing construction and certain additional engineering services, for the purpose of providing complete design/build services; and

        WHEREAS, Client wishes to retain DTC to provide professional advice, business and technical information, design and engineering, and related services in order to assist Client in assembling all of the information, permits, agreements and resources necessary to complete project development, obtain financing and proceed with construction of the Plant (hereinafter "Project"), and DTC is willing to provide such services for a fixed fee, provided that Client enters into an exclusive relationship with DTC to design and build the Plant through an Engineering, Procurement and Construction Contract ("EPC Contract") under which a mutually agreed upon general contractor or TIC (or DTC) will perform construction and certain other services, and on the terms and conditions set forth herein; and

        WHEREAS, Client recognizes that DTC is foregoing other significant business opportunities in order to provide such services and that the payments to be made to DTC under this Agreement are inadequate to fairly compensate DTC for the services to be provided and that DTC is agreeing to perform such services in exchange for the right to enter into the EPC Contract, and that the provisions of this Agreement concerning exclusivity are essential to this Agreement and that DTC would not be willing to enter into this Agreement without those provisions;

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        NOW THEREFORE, IN CONSIDERATION of the mutual terms and conditions of this Agreement, Client and DTC agree as follows:

                                    ARTICLE I
                                SCOPE OF SERVICES

1.1 STAGE II SERVICES: Upon written notice to proceed from Client, DTC shall provide, either directly or under a subcontract with TIC, the services described in this Section 1 to move the Project towards execution of a final EPC Contract between Client and DTC for the purpose of performing complete design/build services for the Plant (the "Stage II Services"), as follows:

        1.1.1 See Exhibits D and E from DTC Letter dated October 13, 2005.

1.2 CLIENT'S RESPONSIBILITIES: The entity that will own the Project, whether it is the Client or another entity, is referred to in this Agreement as "Owner". Client shall perform, or cause Owner to perform, the following tasks to assure development of the Project, and such other tasks as may be required to achieve funding for the Project:

        1.2.1 Promptly provide to DTC key Project design parameters, as DTC may reasonably request from time to time;

        1.2.2 Continuously update a Project development strategy and timeline, in cooperation with DTC, for the purposes of fully defining the Project specifications to include all major activities and milestones necessary for successful Project financing. Client shall exercise its best efforts to obtain financing as rapidly as possible and shall provide weekly updates to DTC of the current status of Client's efforts to obtain such financing;

        1.2.3 Provide DTC with monthly status reports, directed to DTC's Vice President of Marketing, setting forth Client's assessment and opinion of services rendered by DTC, as set froth in Sections 1 above, in the form set forth in Exhibit B; failure by Client to provide DTC such monthly status reports shall be deemed acceptance and complete satisfaction with all services performed by DTC, as set forth in Sections 1 above;

        1.2.4 Cooperate with DTC to define final Project goals, specifications, and Project roles and resource requirements;

        1.2.5 Develop a business plan, in cooperation with DTC, based on the templates, financial models and information provided by DTC under
        Section 1.1 above and other resources; and

        1.2.6 Otherwise cooperate with DTC and other Project stakeholders in the development of the Project as mutually agreed to between the Parties and execute the Project development plans and in accordance wit the Project schedule in a diligent manner.

        1.2.7 Keep DTC fully advised of developments under the Project development strategy, advise DTC of all meetings of Client's board or other governing body or committee related to the matters covered by this Agreement, and permit DTC to address such board or committee as DTC may reasonably request.

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Client, or Owner, shall perform such tasks within sufficient time to allow DTC to fulfill its obligations under Section 1 above, as applicable, in a timely manner. Client shall designate Robin Olson, an individual, to serve as DTC's primary contact for the work to be performed under this Agreement. DTC shall be entitled to rely on, and shall proceed according to the directions of, that individual, or such other individual as Client may from time to time appoint in writing with respect to this Agreement.

1.4 PROJECT CONTROL RESPONSIBILITIES: Client shall notify DTC promptly of any plan or intent on the part of any actual or potential investors in the Project to form an Owner, or alter the equity or voting structure of Client or in Owner, in such a way that Client would not have sufficient control over such Owner to require it to perform the obligations of Client described in this Agreement, and shall assist DTC in causing such Owner to become a party to this Agreement, or another similar agreement acceptable to DTC, and that Client shall not participate in any way with any Owner toward development of the Plant unless Owner has done so. Client agrees that it shall not assist Owner in any way, directly or indirectly, in working with anyone other than DTC in connection with the Project, except as expressly permitted under this Agreement. Client acknowledges that if it were to provide any Confidential Information (as described in Article II below) provided by DTC or TIC to any Owner over which it did not have control, that such Owner would benefit significantly from such information, and Client acknowledges that it understands and will comply strictly with the prohibitions on such disclosures as set forth in Article II below.

                                   ARTICLE II
                            CONFIDENTIAL INFORMATION

2.1 DEFINED: "Confidential Information" shall mean (i) all inventions, whether patentable or not, all processes, designs, know-how, copyrights and any and all other intellectual property of any kind (hereinafter "Intellectual Property") and financial and other business information provided at any time (including before the execution of this Agreement) by DTC, either directly or indirectly or through DTC, to Client in connection with the Project, which shall be deemed Confidential Information of DTC or TIC, as the case may be, and (ii) all business plans, drawings and other sensitive information about the Project disclosed by Client to DTC, which shall be deemed Confidential Information of Client (except to the extent that it consists of Confidential Information of DTC).

2.2 NO USE OR DISCLOSURE: Neither Party shall (i) use any Confidential Information of the other except for development of the Project as provided under this Agreement, or (ii) disclose any part of the Confidential Information of the other to any person or entity other than to its employees who need to have access to such data and who are bound to comply with the confidentiality terms of this Agreement, and as otherwise authorized by the Party providing the Confidential Information. In particular, but without limitation, under no circumstances may Client use any of the Confidential Information to assist it in negotiating or entering an agreement of any kind with any third party to provide any services, materials or technology related to the Project in violation of this Agreement. Notwithstanding the foregoing, Client may disclose information of the type provided by DTC under Section 1.1 above to any third party to whom it needs to disclose such information to develop the Project only after such party executes a confidentiality agreement directly with DTC, as may be appropriate, generally in the form attached as Exhibit C or such other form as DTC may accept. Client shall provide a copy of each such agreement to DTC and TIC promptly upon execution of the same and prior to the disclosure of any Confidential Information to such third party. Furthermore, Client may disclose Confidential Information, if any, that it needs to disclose in order to comply with any applicable law, rule or regulation, PROVIDED THAT it takes whatever steps are necessary to protect the confidentiality of such Confidential Information to the full extent allowed by such law, rule or regulation.

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2.3 DISCLOSURES REQUIRED BY COURT ORDER: Neither Party shall disclose any
Confidential Information of the other pursuant to court order or other legal process unless: (i) it is advised by its legal counsel that it is legally required to do so, (ii) it has promptly given the other Party notice of such order or process so that the other Party can obtain a secrecy order or other applicable remedy, and (iii) it has used all other reasonable means to ensure the confidential treatment of such information, other than seeking a judicial order or other judicial relief.

2.4 EXCLUSIONS: Notwithstanding anything set forth in this Article II, however, neither Party shall have any obligation hereunder with respect to Confidential Information that fall sunder one or more of the following exclusions: (a) that such information was in its possession prior to receipt from the disclosing Party; (b) such information was in the public domain at the time of disclosure or thereafter enters into the public domain through no breach of this Agreement by the receiving Party or is in general use in the trade without violation by the receiving Party of this Agreement, or violation by any other party of an obligation not to disclose it; or (c) the information is disclosed to the receiving Party by a third party who is under no obligation not to disclose it.

2.5 OBLIGATIONS: The provisions of this Article II shall survive termination of this Agreement until such time, if ever, that such information falls under one or more of the exclusions set forth in Section 2.4 above. Each Party providing Confidential Information pursuant to the terms of this Agreement shall have the right to enforce the terms of this Agreement directly against any party.

                                   ARTICLE III
                 LIMITED LICENSE OF DTC CONFIDENTIAL INFORMATION

DTC is, and shall remain, the sole owner of the Confidential Information provided by DTC under the terms of this Agreement. DTC hereby grants Client a limited, non-exclusive, non-transferable license, without right to sublicense, to use the provided Confidential Information solely for Client's use in connection with the development and financing of the Project during the term of this Agreement. DTC reserves to itself all rights not expressly granted under this Article III. In particular, but without limitation, the license granted by the terms of this Article DOES NOT INCLUDE the right to use any of the Confidential Information to procure bids for the development, design or construction of the Plant or any aspect of the Plant, or to design or operate any other plant or facility based, in whole or in part, on any of such Confidential Information, or to assist Owner in developing the Plant unless Owner has become a party to this Agreement, or a similar agreement with DTC.

                                   ARTICLE IV
                                  COMPENSATION

4.1 STAGE II SERVICES: For the Stage II Services, as described in Section 1 above, Client shall pay DTC a fixed fee of Six Hundred Thousand Dollars ($600,000). Client shall pay to DTC the first Three Hundred Thousand Dollars ($300,000) of such fee upon issuance of its notice to proceed to DTC, as set forth in Section 1 above. Client shall thereafter pay to DTC One Hundred


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Thousand Dollars ($100,000) thirty (30) days after issuance of its notice to proceed to DTC, One Hundred Thousand Dollars ($100,000) thirty (30) days after that, and the remaining One Hundred Thousand Dollars ($100,000) ten (10) days after delivery by DTC of a complete EPC Contract draft, as provided in Section 1 above. Failure to reach final agreement by the Parties with respect to terms and conditions contained in the EPC Contract shall not be deemed a failure to provide such a draft EPC Contract or relieve Client from payment of such final payment. In addition to the foregoing, Client shall bear the cost of all travel, room and board and related expenses incurred by DTC in connection with providing such Stage II Services, with reimbursements based on actual costs.

4.2 LATE PAYMENT PENALTY: Client shall pay DTC a late charge at the lesser of one percent (1%) per month or the highest amount permitted by applicable law on all payments past due.

                                    ARTICLE V
                 EPC CONTRACT, EXCLUSIVITY AND BREAKAWAY DAMAGES

5.1 EPC CONTRACT: As soon as reasonably possible after a firm financing commitment is received by Client, or at such earlier time as Client and DTC may agree, Client and DTC shall enter into an EPC Contract pursuant to which DTC shall provide the entire Plant under mutually agreeable terms. For purposes of clarity and understanding between the Parties, which is hereby acknowledged, the terms of the EPC Contract shall be based upon the Plant specifications, scope of work definitions and commercial terms set forth in Exhibit A.

5.2 EXCLUSIVITY: During the term of this Agreement, Client shall not, and shall not permit Owner or any other party associated with the Project, to enter into, negotiate toward, or take any other action in furtherance of entering into any agreement by which any other party would provide the technology, engineering, construction, or equipment procurement services to be provided by DTC under this Agreement or under the EPC Contract.

5.3 BREAKAWAY DAMAGES: If, during the term of this Agreement, or within Seven Hundred Twenty (720) days after the termination of this Agreement, Client or Owner begins the design and/or construction of the Plant without entering into an EPC Contract with DTC or enters into any agreement with any other party to provide the technology, engineering, construction or equipment procurement services of all or any portion of the Project, Client shall pay a liquidated damage amount to DTC in the amount of five percent (5%) of the Price set forth in Section 5.2 above (hereinafter the "Breakaway Damages"). Such fee shall be due and payable within thirty (30) days of the earliest of when Client shall enter into an agreement with a third party for the provision of technology, engineering, construction or equipment procurement services for the Project or any form of such services related to the Project shall commence. The Parties acknowledge and agree that because of the unique nature of the services to be provided pursuant to this Agreement, it is difficult or impossible to determine with precision the amount of damages that would or might be incurred by DTC as a result of Client's election not to enter into an EPC Contract with DTC to provide complete design/build services for the Plant and that an election by Client to proceed with the Project without entering into such an agreement with DTC will cause damage to DTC which may be difficult or impossible to determine with precision; and that any sums which would be payable under this Section 5.4 are in the nature of liquidated damages, and not a penalty, and are fair and reasonable and such payment represents a reasonable estimate by the Parties of fair compensation for the losses that may reasonably be anticipated from such termination.

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                                   ARTICLE VI
                             INDEPENDENT CONTRACTOR

Nothing in this Agreement shall be deemed to make either Party an agent or partner of the other, or to give either Party the right to bind the other in any way.

                                   ARTICLE VII
                              TERM AND TERMINATION

This Agreement shall commence on the Contract Date and shall continue for a period of five (5) years unless earlier terminated as provided in this Article
VII. This Agreement may be terminated:

     (a) at the election of the non-breaching Party, after giving thirty (30) days written notice of a material breach of this Agreement, if such breach is not cured within such 30-day period, or such longer time as is reasonably necessary to cure such breach;
     (b) at the election of DTC, at any time after one (1) year from the Contract Date, if Project financing has not been obtained by that date, and provided that notice of termination is given prior to the date on which Financing for the Project is obtained;
     (c)  upon the mutual agreement of the Parties;
     (d)  upon the execution of an EPC Contract; or
     (e)  upon payment to DTC of the Breakaway Damages pursuant to the terms of
          Section 5.4 above.

Upon termination of this Agreement for any reason, the license granted under
Article III above shall immediately cease, and each Party shall (i) immediately cease use of all Confidential Information provided by the other, (ii) immediately deliver to the disclosing Party all Confidential Information provided to it, including all copies of the same, and destroy all materials developed by it or any third parties to whom it disclosed such information which was based upon such information, and (iii) certify to the disclosing Party that it has done so. In particular, but without limitation, Client shall promptly advise all actual and potential investors and lenders for the Project and all regulatory authorities to which Confidential Information provided to Client under the terms of this Agreement was previously provided, of the termination of this Agreement, and shall withdraw any applications for financing or permits that were based on the use of such Confidential Information.

                                  ARTICLE VIII
                               DISPUTE RESOLUTION

In the event of any dispute arising under or in connection with this Agreement or with the existence, validity, interpretation, breach or enforcement thereof, either before or after the termination or expiration of this Agreement, the Parties shall, upon the written request of either of them, enter into mediation of such dispute pursuant to the applicable rules of the American Arbitration Association, or such other rules or procedures as they may agree. Neither Party shall file suit unless it has first complied with this provision and attempted to resolve such dispute for a period of at least thirty (30) days. Nothing contained herein, however, shall be deemed to prevent either Party from seeking injunctive relief from any court of competent jurisdiction, without necessity of posting bond, in case of a breach of Articles II or III above. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing Party shall be entitled to recover reasonable attorney's fees and costs from the other Party, which fees and costs may be set by the court in the trial of such action, or may be enforced in a separate action and brought for that purpose, and which fees and costs shall be in addition to any other relief which may be afforded.

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                                   ARTICLE IX
                        LIMITATION OF DAMAGES AND REMEDY

Client's sole remedy with respect to any uncured breach by DTC of any provision of this Agreement (other than a breach of Article II), including, without limitation, any breach with respect to services performed by DTC under Section 1, shall be the termination of this Agreement and, for purposes of services provided under Section 1 above, the refund to Client of the portion of the compensation payable to DTC pursuant to the terms of Section 4.2 above, if any, allocable to services not properly performed. In no case shall DTC be liable for any other damages of any kind, whether direct, indirect, incidental, consequential, reliance, exemplary or otherwise, with respect to any services performed by it, or to its failure to perform services, under this Agreement.

                                    ARTICLE X
                                  GENERAL TERMS

10.1 WAIVER: The failure of either Party to insist on strict performance of any of the provisions of this Agreement or to exercise any right pursuant to it, will not be construed as a relinquishment of any right or a waiver of any provision of this Agreement. No waiver of any provision or right shall be valid unless it is in writing and signed by a duly authorized representative of the Party granting the waiver.

10.2 NO ASSIGNMENT: Neither Party may assign or convey this Agreement or its obligations under it without the other's prior written consent, except that either Party may assign this Agreement to a purchaser of a controlling interest in its capital stock or of substantially all of its assets as long as the purchaser agrees to comply with all the selling Party's obligations set forth herein.

10.3 GOVERNING LAW: This Agreement shall be governed and construed in accordance with the laws of the state in which the Plant is to be constructed, without regard to its choice of law rules.

10.4 NOTICES: Notices and other communications required or allowed by this Agreement shall be in writing and sent by U.S. mail, express carrier, by hand, or by facsimile transmission (with confirmation of transmission) as follows:

        If to DTC, to:         Delta-T Corporation
                               323 Alexander Lee Parkway
                               Williamsburg, Virginia  23185
                               Fax: 757-229-1705
                               Attn:  Robert L. Swain, Vice President

        If to Client, to:      NEDAK Ethanol, LLC
                               P. O. Box 391
                               302 North Main Street
                               Fax: __________________
                               Attn: Robin Olson

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or such other addresses as a Party may specify by proper notice. Each notice so given shall be deemed delivered, if by mail, upon the third (3rd) business day after mailing, if by courier, upon delivery by the courier, and otherwise upon receipt by the Party to whom notice is sent.

10.5 SURVIVAL: The provisions of Articles II, VIII, IX and Section 5.4 above shall survive termination or expiration of this Agreement.

10.6 SEVERABILITY: If a court of competent jurisdiction determines that any portion of this Agreement is illegal, unenforceable or invalid, then that portion shall be considered to be removed from this Agreement, the remainder shall remain in full force and effect, and the Parties shall cooperate to modify this Agreement to cause it to conform to the original language of this Agreement to the extent consistent with the finding of the court.

10.7 COUNTERPARTS: This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed an original.

10.8 ENTIRE AGREEMENT: This Agreement constitutes the entire agreement between the Parties relating to its subject matter, and supercedes all prior representations, understandings and agreements, written or oral, express or implied. This Agreement may be modified only by written agreement executed by authorized representatives of each Party.


IN WITNESS WHEREOF the Parties have executed this Agreement on the dates set forth below.




DELTA-T CORPORATION                      NEDAK ETHANOL LLC

By:                                      By:
          ------------------------------          ------------------------------
Printed                                  Printed
Name:                                    Name:
          ------------------------------          ------------------------------

Title:                                   Title:
          ------------------------------          ------------------------------

Date:                                    Date:
          ------------------------------          ------------------------------



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                                    EXHIBIT A
          PLANT SPECIFICATIONS, SCOPE OF SERVICES AND COMMERCIAL TERMS
                               BASELINE TERM SHEET

This Term Sheet contains the basic terms upon which DTC and Client (each of which may be referred to as a "Party" or jointly as "Parties") agree to negotiate a complete design/build Engineering, Procurement and Construction Contract ("EPC Contract") pursuant to Section 5.1 of the Agreement. Neither DTC nor Client shall have any legally binding obligations or liabilities to the other under this Term Sheet, including but not limited to a legal duty to continue negotiations or to reach a definitive agreement. No other binding obligations or rights will be created, implied or inferred, until a definitive EPC Contract that is mutually acceptable to the Parties is fully executed by both Parties.

A.1     BASE CONTRACT PROJECT DESCRIPTION, BATTERY LIMITS AND APPROACH:

        A.1.1 PROJECT DESCRIPTION: The Plant will be a dry mill ethanol plant with a design capacity of 30 million gallons per year of undenatured anhydrous ethanol, with a design basis for operating twenty-four (24) hours per day for three hundred fifty (350) days per year.

        A.1.2 SCOPE BATTERY LIMITS: The baseline scope battery limits of the Plant will be comprised of:

               A.1.2.1INSIDE BATTERY LIMITS: The Inside Battery Limits ("IBL") scope for the Project includes the scope items that DTC typically provides from project to project. Such items are indicated in the Project Scope Overview, Section A.3 of this Exhibit A, as being provided by "DELTA-T". Such items are the basis upon which the Price for the EPC Contract, as set forth in Section 5.1, is determined.

               A.1.2.2OUTSIDE BATTERY LIMITS: The Outside Battery Limits ("OBL") scope for the Project are the scope items that Client or Owner often prefers to provide, at its discretion. Such items are indicated in the Project Scope Overview, Section A.3 of this Exhibit A, as being provided by "CLIENT". Exclusion of such items is the basis upon which the Price for the EPC Contract, as set forth in Section 5.1, is determined.

        The Parties may agree to shift items from IBL to OBL or vice versa during discussions, finalization efforts regarding Plant specifications and design, and during final EPC Contract negotiations.

        A.1.3 PROJECT APPROACH: DTC shall act as the Prime Contractor on the Project with subcontractor(s) performing all construction services necessary to construct the Plant for a fixed fee.

               A.1.3.1Unless specifically noted otherwise, DTC's basis of design assumes conformance to the applicable sections and parts of the codes and standards set forth below, including the most recent revisions and supplements at the time of the execution of the EPC Contract.

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Applicable Standards                       Federal, State, Local, OSHA, Air
                                           quality (or appropriate government
                                           codes)

Building Codes                             UBC

Cable Marking                              ICEA (Insulated Cable Engineers
                                           Association)

Concrete                                   ACI (American Concrete Institute)

Corrosion                                  NACE (National Association of
                                           Corrosion Engineers)

Electrical/Instrumentation                 NEMA (National Electrical
                                           Manufacturers Association)

                                           NEC (National Electrical Code)

                                           ISA (Instrument Society of America)

Electrical Components                      UL (Underwriters Laboratories)

                                           CSA (Canadian Standards Association)

Flanges                                    ANSI standard

Fire Protection                            NFPA

Heat Exchanger                             TEMA (Tubular Exchanger Manufacturers
                                           Association)

Nuts, Bolts, Fittings & Line Components    ASTM (American Society of Testing
                                           Materials)

                                           SAE (Society of Automotive Engineers)

Painting                                   SSPC (Steel Structure Painting
                                           Council)

Personnel Safety                           OSHA (Occupational Safety and Health
                                           Association)

Piping, pumps                              ANSI (American National Standards
                                           Institute)

Structural Steel                           AISC (American Institute of Steel
                                           Construction)

Tanks                                      API (American Petroleum Institute)

Valves and Fittings                        MSS (Manufacturers Standardization
                                           Society)

Vessels (Where required)                   ASME (American Society of Mechanical
                                           Engineers)

Welding                                    AWS (American Welding Society)


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A.2     EPC AGREEMENT STANDARD TERMS:

------------------------------------- ------------------------------------------
DELTA-T'S SCOPE OF WORK               DTC will provide those IBL
                                      services set forth in Section A.3 below,
                                      which may be adjusted or revised based
                                      upon mutual agreement of the Parties.
------------------------------------- ------------------------------------------
INFORMATION, GOODS AND SERVICES TO    Client shall provide all OBL services set
BE PROVIDED BY CLIENT                 forth in Section A.3  below and otherwise
                                      set forth in the EPC Contract, which may
                                      be adjusted or revised based upon mutual
                                      agreement of the Parties.
------------------------------------- ------------------------------------------
SCHEDULE                              Upon receipt by DTC of Client's notice
                                      toproceed with Plant construction, a
                                      targeted maximum schedule for completion
                                      of 13 months will be developed, with
                                      guaranteed Mechanical Completion to
                                      occur within 15 months after which delay
                                      damages in the amount of $5,000 per day
                                      shall apply, up to DTC's limitation of
                                      liability. In the event of delays caused
                                      by Client, DTC shall be entitled to
                                      reimbursement of unavoidable costs.
------------------------------------- ------------------------------------------
FINAL ACCEPTANCE                      Upon Mechanical Completion, DTC and
                                      Client shall startup the Plant and begin
                                      one or more 72-hour Performance Test(s),
                                      in accordance with agreed upon
                                      procedures, of the Plant to ensure the
                                      Plant meets specified performance
                                      guarantees. Failure to meet such
                                      performance guarantees 6 months from
                                      performance of the initial Performance
                                      Test will result in payment of
                                      liquidated damages to Client by DTC up
                                      to DTC's limitations of liability.
------------------------------------- ------------------------------------------
PAYMENT                               Client shall pay DTC a fixed fee based
                                      upon mutually agreed upon
                                      specifications, design and scopes of
                                      work between Client and DTC. Such fee
                                      shall include a license fee for use of
                                      DTC Technology. Payments shall be made
                                      pursuant to a monthly payment
                                      application. Such application will
                                      reflect the completed progress of an
                                      agreed upon schedule of values for
                                      identifiable Plant areas. DTC shall
                                      provide Client with waivers of
                                      mechanic's liens.
------------------------------------- ------------------------------------------
RIGHTS OF CLIENT AND DELTA-T TO       Both Client and DTC shall have the right
SUSPEND OR TERMINATE WORK             to terminate the EPC Contract as a result
                                      of bankruptcy or material breach by the
                                      other. In addition, DTC shall have a right
                                      to suspend work due to Client's failure to
                                      make payments when due.
------------------------------------- ------------------------------------------
PROJECT EXECUTION                     DTC shall keep a project manager
                                      assigned to the Project all times and a
                                      site manager on site during construction.
                                      DTC will provide Client with project
                                      progress reports upon request.
------------------------------------- ------------------------------------------
WARRANTY                              EQUIPMENT: DTC will warrant that all
                                      equipment is free from mechanical defect and defect in material and workmanship until the earlier of 12 months from completion of the Performance Test, 18 months from mechanical completion or 24
                                      months from delivery of that component
                                      to the site. Client's sole remedy shall
                                      be repair or replacement of the
                                      defective material or equipment.
                                      DESSICANT: DTC shall warrant that the
                                      molecular sieve desiccant will not
                                      deteriorate due to mechanical abrasion to such an extent as to reduce the dehydration capacity of the molecular sieve below the specified performance guarantee levels for a period of 5 years from the earlier of 12 months from

                                      Performance Test completion or 18 months
                                      from Mechanical Completion. Client's sole
                                      remedy will be replacement of the
                                      dessicant material, at no cost to Client,
                                      within 1 year after Final Acceptance or a
                                      pro rata share, on the basis of the number
                                      of days remaining in the last 4 years of
                                      the warranty period.
                                      SERVICES: DTC shall warrant that services
                                      provided will be of the reasonable skill
                                      and care of the type normally provided by
                                      design professionals for a period of 1
                                      year after final acceptance or the last
                                      date on which DTC performed work. Client's
                                      sole remedy shall be to have DTC reperform
                                      the services.
                                      PROCESS: DTC will warrant that the Plant
                                      will perform as designed during the
                                      Performance Test. Client's sole remedy is
                                      payment of liquidated damages by DTC up to
                                      DTC's limitations of liability.
                                      NO OTHER WARRANTIES SHALL BE PROVIDED
------------------------------------- ------------------------------------------
INSURANCE                             Each Party shall provide Worker's
                                      Compensation, as required by law,
                                      Comprehensive Automobile Liability and
                                      Comprehensive General or Commercial
                                      Liability Insurance at limits that shall
                                      be mutually agreed upon by the Parties.
                                      DTC shall provide Professional Liability
                                      Insurance at the limits of $2,000,000
                                      per occurrence and in the aggregate.
                                      Client shall provide Property Insurance
                                      and All Risk Builder's Risk Insurance in
                                      an amount not less than the value of the
                                      work.
------------------------------------- ------------------------------------------
INDEMNITIES                           Each Party shall indemnify the other for
                                      personal injuries and property damage
                                      resulting from the negligent acts or
                                      omissions of each respective Party. In
                                      addition, DTC shall warrant and indemnify
                                      Client from infringement of United States
                                      patents or trade secret actions based upon
                                      DTC Technology.
------------------------------------- ------------------------------------------
LIMITATIONS OF LIABILITY              Neither Party shall have any
                                      liability to the other for indirect or
                                      consequential type damages, except in case
                                      of breach by Client of the Confidentiality
                                      provisions contained in the EPC Contract.
                                      DTC's cumulative liability, including
                                      liquidated damages shall not exceed 10% of
                                      the contract price.
------------------------------------- ------------------------------------------
CONFIDENTIALITY                       Client shall not use any confidential
                                      information provided to it by DTC for
                                      any other purpose other than those
                                      permitted under the EPC Contract. DTC
                                      shall remain the sole owner of the DTC
                                      Technology and of all copyrights in
                                      drawings and other documents provided by
                                      DTC under the EPC Contract. DTC shall
                                      grant Client a non-exclusive, paid-up,
                                      non-transferable right to use in
                                      perpetuity the DTC Technology, without
                                      right to grant to others, solely for the
                                      purpose of use at the Plant and for
                                      maintenance, optimization or enhancement
                                      of the Plant. Client shall not disclose
                                      any DTC Technology for the purpose of
                                      maintenance or repair of the Plant to
                                      anyone other than its employees, unless
                                      Client first gives DTC written notice of
                                      the need for maintenance or repair and
                                      sufficient time for DTC to respond.
------------------------------------- ------------------------------------------
PERFORMANCE GUARANTEES                ANHYDROUS FUEL ETHANOL PRODUCTION RATE:
                                      DTC shall guarantee a minimum production rate, based on a formula of final Plant nominal yearly production rate / 350 days / 24 hours per day, of undenatured gallons per hour based on a minimum feedstock specification of 56 lb/bushel test weight corn containing a maximum of 15% moisture (by weight), a minimum of 70% dry starch (by weight) and a max of 1% foreign material (by weight). Such undenatured ethanol shall meet specifications for fuel ethanol per ASTM
                                      D4806-01 approved 10AUG01.

                                      ANHYDROUS FUEL ETHANOL YIELD: DTC shall
                                      guarantee a minimum yield, based on
                                      final Plant specifications, of 0.51
                                      pounds of anhydrous undenatured ethanol
                                      (average) to be produced from each 1.0
                                      pounds of convertible starch content in
                                      the corn feed to the Plant based on a
                                      corn specification of #2 Yellow Dent
                                      corn, minimum 56 lb/bushel, maximum 15%
                                      (wgt) moisture, minimum 70% (wgt dry,
                                      trash-free) starch, maximum 1% (wgt)
                                      trash.
                                      NATURAL GAS(1): DTC shall guarantee a
                                      maximum natural gas consumption rate,
                                      based on final Plant specifications, of
                                      39,000 BTU's per gallon to operate the
                                      boiler and DDGS dryer to produce
                                      undenatured fuel ethanol at a minimum gas
                                      quality of 939 BTU per standard cubic foot
                                      (1 atm, 70(degree)F), 12% maximum (weight)
                                      moisture content, and minimum boiler
                                      thermal efficiency of 82%.
                                      PROCESS ELECTRICAL CONSUMPTION(2): DTC
                                      shall guarantee a maximum process
                                      electrical consumption, based on final
                                      Plant specifications, of 1.0 kWh per
                                      gallon (average) of undenatured fuel
                                      ethanol produced.
------------------------------------- ------------------------------------------

(1) The natural gas consumption rate indicated does not take into account inclusion of an RTO. In the event that Client requires an RTO, such rate shall be 41,000 BTU's per gallon. An adjustment will be made in the event a DDGS dryer is not included in the Project.

(2) The process electrical consumption rate includes consumption for the entire facility and ISBL items, but does not take into account inclusion of an RTO. In the event that Client requires an RTO, such rate shall be 1.1 kWh per gallon (average) of undenatured fuel ethanol produced. An adjustment will be made in the event a DDGS dryer is not included in the Project.


A.3     PROJECT SCOPE OVERVIEW:

------------------------------------------------------------ ------------- ---------- ---------------
ENGINEERING & SUPPORT SERVICES                                   UNIT       QTY/SIZE   PROVIDED BY
------------------------------------------------------------ ------------- ---------- ---------------
   Process design, know how and technology license             Lump Sum         -        DELTA-T
------------------------------------------------------------ ------------- ---------- ---------------
   Technical data for environmental permits                    Lump Sum         -        DELTA-T
------------------------------------------------------------ ------------- ---------- ---------------
   Detailed engineering design necessary for all IBL items     Lump Sum         -        DELTA-T
   to be provided by DELTA-T
------------------------------------------------------------ ------------- ---------- ---------------
   Provide Plant operations and maintenance manuals for        Lump Sum         -        DELTA-T
   all IBL items to be provided by DELTA-T
------------------------------------------------------------ ------------- ---------- ---------------
   Provide Plant personnel training and startup support        Lump Sum      100 man     DELTA-T
                                                                              days
------------------------------------------------------------ ------------- ---------- ---------------
   Prepare and file for environmental permits                  Lump Sum         -         CLIENT
------------------------------------------------------------ ------------- ---------- ---------------
   Prepare/file all required federal/state/local permits       Lump Sum         -         CLIENT
------------------------------------------------------------ ------------- ---------- ---------------
   Detailed engineering for OBL items                             -             -         CLIENT
------------------------------------------------------------ ------------- ---------- ---------------
   Performance Bonds for Construction/Equipment Supply            -             -           -
------------------------------------------------------------ ------------- ---------- ---------------

------------------------------------------------------------ ------------- ---------- ---------------
SITE SERVICES
------------------------------------------------------------ ------------- ---------- ---------------
   Provide soils testing and geotechnical evaluation              -             -         CLIENT
------------------------------------------------------------ ------------- ---------- ---------------
   Provide topographic and legal surveys                          -             -         CLIENT
------------------------------------------------------------ ------------- ---------- ---------------
   Provide cleared, leveled, ready to build site(1)               -             -         CLIENT
------------------------------------------------------------ ------------- ---------- ---------------
   Provide all temporary power and other services                 -             -         CLIENT
   necessary for construction
------------------------------------------------------------ ------------- ---------- ---------------
   Provide all metered utility services to within 5 ft. of        -             -         CLIENT
   Plant battery limits (gas, power, water, sewers)
------------------------------------------------------------ ------------- ---------- ---------------
   Provide for all necessary work related to pre-existing         -             -         CLIENT
   or unknown site conditions
------------------------------------------------------------ ------------- ---------- ---------------

                                       13

   Site grading and earthwork for IBL items                    Lump Sum         -        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Concrete Work including foundations/slabs for IBL           Lump Sum         -        DELTA-T
   items(2)
------------------------------------------------------------ ------------- ---------- ------------
   Septic tank and/or sanitary sewer system                       -             -        CLIENT
------------------------------------------------------------ ------------- ---------- ------------
   Gravel roadways at plant site:
------------------------------------------------------------ ------------- ---------- ------------
        Total Length                                         Max linear ft    2000       DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
        Roadbed Preparation                                  Max linear ft    2000       DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
        Roadbed Maintenance during construction              Max linear ft    2000       DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
        Asphalt Overlay (if installed)                       Max linear ft       0        CLIENT
------------------------------------------------------------ ------------- ---------- ------------
   Rail spur:
------------------------------------------------------------ ------------- ---------- ------------
        Rail Spur                                            Est linear ft                CLIENT
------------------------------------------------------------ ------------- ---------- ------------
        Rail Weigh Scale                                         EACH                     CLIENT
------------------------------------------------------------ ------------- ---------- ------------
        Main rail switch(es)                                     EACH                     CLIENT
------------------------------------------------------------ ------------- ---------- ------------
        Spur Switch(es)                                          EACH                     CLIENT
------------------------------------------------------------ ------------- ---------- ------------
        Rail Cars stacked at each loading point                Lump Sum                   CLIENT
------------------------------------------------------------ ------------- ---------- ------------
   Other Services:
------------------------------------------------------------ ------------- ---------- ------------
        Truck Weigh Scale                                        EACH           1        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
        CO2 Plant (Client's option)                              PKG          None          -
------------------------------------------------------------ ------------- ---------- ------------
        LPG Storage & Equipment                                  PKG            1         CLIENT
------------------------------------------------------------ ------------- ---------- ------------
        Permanent fencing and security                            -             -         CLIENT
------------------------------------------------------------ ------------- ---------- ------------
        Solid waste disposal                                      -             -         CLIENT
------------------------------------------------------------ ------------- ---------- ------------

------------------------------------------------------------ ------------- ---------- ------------
EQUIPMENT
------------------------------------------------------------ ------------- ---------- ------------
   All required process equipment for IBL items                Lump Sum         -        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Process equipment installation and consumables for IBL      Lump Sum         -        DELTA-T
   items
------------------------------------------------------------ ------------- ---------- ------------
   Utility equipment & systems
------------------------------------------------------------ ------------- ---------- ------------
        Boiler Pkg.                                          % of Design       150       DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
        Cooling Tower and Water Treatment Pkg.               % of Design       120       DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
        Air Compressors Pkg.                                 % of Design       200       DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
        Cogen Pkg. (supply and install [S&I])                % of Design      None        CLIENT
------------------------------------------------------------ ------------- ---------- ------------
        Main electrical switchgear/transformers (S&I)        % of Design       150        CLIENT
------------------------------------------------------------ ------------- ---------- ------------
        Feeders from switchgear to MCCs (S&I)                % of Design       150        CLIENT
------------------------------------------------------------ ------------- ---------- ------------
   Utility equipment installation for IBL items                Lump Sum         -        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Piping materials (incl fittings, flanges, etc.) for IBL     Lump Sum         -        DELTA-T
   items
------------------------------------------------------------ ------------- ---------- ------------
   Piping installation labor and supplies for IBL items        Lump Sum         -        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Electrical & instrumentation materials and supplies for     Lump Sum         -        DELTA-T
   IBL items
------------------------------------------------------------ ------------- ---------- ------------
   Electrical & instrumentation installation for IBL items     Lump Sum         -        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Control System hardware and panels for IBL items            Lump Sum         -        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Control system software and programming for IBL items       Lump Sum         -        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Main fire loop w/ water storage, pump house, pump for       Lump Sum         -        DELTA-T
   IBL items
------------------------------------------------------------ ------------- ---------- ------------
   Fire sprinkler systems per applicable codes for IBL items   Lump Sum         -        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Backup Power Supply (Client's Option)                     % of Design       120        CLIENT
------------------------------------------------------------ ------------- ---------- ------------
   Backup Fuel (Client's Option)                                 Days           2         CLIENT
------------------------------------------------------------ ------------- ---------- ------------

                                       14

------------------------------------------------------------ ------------- ---------- ------------
BUILDINGS
------------------------------------------------------------ ------------- ---------- ------------
   Administration                                               Sq. ft        2000       DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Maintenance                                                  Sq. ft        3000       DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   All other buildings as needed per IBL process design         Sq. ft       Varies      DELTA-T
------------------------------------------------------------ ------------- ---------- ------------

------------------------------------------------------------ ------------- ---------- ------------
STORAGE CAPACITY (AT NOMINAL DESIGN OPERATING RATE)
------------------------------------------------------------ ------------- ---------- ------------
   Grain storage                                                 Days          10        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Ethanol Storage:
------------------------------------------------------------ ------------- ---------- ------------
        Main product tankage                                     Days          10        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
        Day tank                                                 Hrs           24        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
        Rerun tank                                               Hrs           24        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
        Denaturant tank                                          Days          14        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   DDGS storage                                                  Days          10        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Wet Cake Pad                                                 Sq. Ft        5,000      DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Condensed solubles (syrup) Tanks                              Days           2        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Process surge tanks                                           Hrs            6        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Backup diesel generator/fire pump fuel storage tank           Days           3        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Chemicals:
------------------------------------------------------------ ------------- ---------- ------------
        Enzymes                                                  Days          14        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
        Sodium hydroxide                                         Days          14        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Sulfuric Acid                                                 Days          14        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------
   Aqueous Ammonia                                               Days          14        DELTA-T
------------------------------------------------------------ ------------- ---------- ------------

------------------------------------------------------------ ------------- ---------- ------------
GENERAL CAPABILITIES
------------------------------------------------------------ ------------- ---------- ------------
   Feedstock handling data:
------------------------------------------------------------ ------------- ---------- ------------
        Design basis feedstock                                                Corn          -
------------------------------------------------------------ ------------- ---------- ------------
        Ability to separately store multiple feedstocks                        No           -
------------------------------------------------------------ ------------- ---------- ------------
        Separately store DDGS from multiple feedstocks                         No           -
------------------------------------------------------------ ------------- ---------- ------------
   Ability to feed wet grain from wet pad to dryer                             Yes          -
------------------------------------------------------------ ------------- ---------- ------------

(1) Site shall be graded to a slope of +/- one inch in the IBL building system areas.

(2) Soil to meet or exceed 3500 psf bearing capacity. Client shall be responsible for additional costs incurred in the event soil fails to meet such minimum standards.

Quantities and size information is subjective. They will be finalized, along with plant options and cost, during negotiations.

                                    EXHIBIT B
                       MONTHLY SERVICE PERFORMANCE REPORT

             Delta-T Corporation
TO:          Vice President - Marketing   PERIOD:                   TO
             ----------------------------              -------------------------

FROM:                                     PROJECT:
             ----------------------------              -------------------------

--------------------------------------------------------- -------------- ------------ -------------
                                                            Does Not
                   SERVICES PROVIDED                          Meet          Meets       Exceeds
                                                          Expectations   Expectations Expectations
--------------------------------------------------------- -------------- ------------ -------------
STAGE II SERVICES
--------------------------------------------------------- -------------- ------------ -------------
Detailed Cost Budget
--------------------------------------------------------- -------------- ------------ -------------
Engineering SCHEDULE
--------------------------------------------------------- -------------- ------------ -------------
Master Project SCHEDULE
--------------------------------------------------------- -------------- ------------ -------------
Engineering Document List
--------------------------------------------------------- -------------- ------------ -------------
Identify and assign responsibility for required permits
--------------------------------------------------------- -------------- ------------ -------------
System Design Specifications
--------------------------------------------------------- -------------- ------------ -------------
Process Description
--------------------------------------------------------- -------------- ------------ -------------
Plot Plan
--------------------------------------------------------- -------------- ------------ -------------
Site Arrangement
--------------------------------------------------------- -------------- ------------ -------------
Facility Process Block Flow Diagram
--------------------------------------------------------- -------------- ------------ -------------
Facility Mass and Energy Balances
--------------------------------------------------------- -------------- ------------ -------------
Process Areas Flow Diagrams
--------------------------------------------------------- -------------- ------------ -------------
Process Areas Mass and Energy Balances
--------------------------------------------------------- -------------- ------------ -------------
Production & Utility Consumption
--------------------------------------------------------- -------------- ------------ -------------
Piping & Instrument Diagrams
--------------------------------------------------------- -------------- ------------ -------------
Major Equipment List
--------------------------------------------------------- -------------- ------------ -------------
Major Equipment Data Sheets
--------------------------------------------------------- -------------- ------------ -------------
Motor List
--------------------------------------------------------- -------------- ------------ -------------
Instrument and Input/Output List
--------------------------------------------------------- -------------- ------------ -------------
Valve List
--------------------------------------------------------- -------------- ------------ -------------
Pipeline List
--------------------------------------------------------- -------------- ------------ -------------
Instrument Data Sheets
--------------------------------------------------------- -------------- ------------ -------------
Major Process Equipment Procurement Technical
Specifications & Outline Drawings
--------------------------------------------------------- -------------- ------------ -------------
Plant Process Equipment and Skid Procurement Technical
Specifications
--------------------------------------------------------- -------------- ------------ -------------
Plant Process Equipment Bid Evaluation, Vendor
Recommendation, Vendor Drawing Review
--------------------------------------------------------- -------------- ------------ -------------
Plant Process Equipment Bid Packages
--------------------------------------------------------- -------------- ------------ -------------

                                       16

--------------------------------------------------------- -------------- ------------ -------------
Structural Steel Arrangements
--------------------------------------------------------- -------------- ------------ -------------
Structural Steel Design
--------------------------------------------------------- -------------- ------------ -------------
Structural Steel Fabrication & Installation Technical
Specifications
--------------------------------------------------------- -------------- ------------ -------------
Foundation Design
--------------------------------------------------------- -------------- ------------ -------------
Site Geotechnical Data
--------------------------------------------------------- -------------- ------------ -------------
Site Preparation
--------------------------------------------------------- -------------- ------------ -------------
Construction packages for civil, concrete work
--------------------------------------------------------- -------------- ------------ -------------
Finalized contract for complete engineering,
procurement, construction and startup
--------------------------------------------------------- -------------- ------------ -------------
Support to NEDAK in financing and permitting
--------------------------------------------------------- -------------- ------------ -------------

ADDITIONAL COMMENTS:
                     -----------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BY:
                   ------------------------------------
PRINTED NAME:
                   ------------------------------------
TITLE:
                   ------------------------------------
 DATE:
                   ------------------------------------

                                    EXHIBIT C
                            NON-DISCLOSURE AGREEMENT

THIS AGREEMENT is entered into this 15 day of November, 2005 by and between DELTA-T CORPORATION, A VIRGINIA CORPORATION] ("Company"), and NEDAK Ethanol LLC, a Nebraska corporation ("Recipient"). Delta-T and the Recipient may be referred to herein individually as a "Party" and collectively as "Parties".

WHEREAS, Company is in the business of designing, developing and constructing equipment and facilities which perform a wide range of chemical process applications including, without limitation, ethanol production and refining, fermentation, evaporation, distillation, dehydration, adsorption, chemical separations, membrane filtration and waste treatment, and

WHEREAS, Recipient is in the business of __________________________________, and has, or plans to, enter into a contract with _______________________ ("Customer") to invest in, or provide certain goods or services in connection with an ethanol plant being built by Customer, and

WHEREAS, the plant being built by Customer is based on certain propriety information provided by Company and Recipient needs to have access to such information in connection with its contract with Customer, and Customer is not permitted to disclose any of such information to Recipient without benefit of this Agreement,

IN CONSIDERATION of the mutual terms and conditions of this Agreement, and other good and valuable consideration receipt of which is hereby acknowledged, Company and Recipient agree as follows:

1. CONFIDENTIAL INFORMATION:

        1.1 DEFINITION OF CONFIDENTIAL INFORMATION: "Confidential Information" shall mean (a) all information about or related to the business of Company, including without limitation, plans, proposals, customers or customer lists, operating costs, prices it has offered or obtained for its products or technology, and (b) all technical information, including without limitation, processes, inventions, designs, drawings, methods, systems, test data, and specifications, which is disclosed by Company to Recipient, whether disclosed orally, visually or in written or other tangible form.

        1.2 EXCLUSIONS: "Confidential Information" shall not, however, include information which a Recipient, claiming the exclusion, can demonstrate by documentary evidence: (a) was in its possession prior to receipt from Company; (b) was in the public domain at the time of disclosure or thereafter enters into the public domain through no breach of this Agreement by Recipient or is in general use in the trade without violation by Recipient of this Agreement, or violation by any other party of an obligation not to disclose it; or (c) is disclosed to Recipient by a party other than Company who is under no obligation not to disclose it.

2. NO USE OR DISCLOSURE:

        2.1 RESTRICTIONS ON COPYING, USE AND DISCLOSURE: Recipient shall not, without Company's prior consent: (a) divulge, disclose or communicate any Confidential Information to anyone other than employees of the Recipient who have a need to have access to such information in order to fulfill the purpose set forth above; (b) make any copy of any such information; or (c) use any Confidential Information for any purpose other than the purposes set forth above. Recipient shall take all reasonable steps to protect Confidential Information from improper use or disclosure, and shall in no case use less care to protect Confidential Information than it uses to protect its own proprietary or confidential information.

        2.2 DISCLOSURES REQUIRED BY COURT ORDER: If any Recipient is required to disclose any Confidential Information by applicable law, regulation or legal process, Recipient shall notify Company of such request or requirement and copies of all documents relevant to the request or requirement. Recipient shall give such notice promptly, and in sufficient time to allow Company to seek a protective order or other applicable remedy. Recipient shall not disclose any Confidential Information due to a requirement of law, regulation or legal process unless: (a) it has first given the notice required by this Section 2.2 and Company has either given Recipient written permission to disclose it, or Company has failed to respond to Recipient's notice at least 24 hours prior to the time that Recipient is required to make such disclosure; (b) it is advised by written opinion of its counsel that it is legally required to disclose such information; and (c) it has used its best efforts to obtain all reasonable assurances from the party or parties to whom the information is to be disclosed that the information will not be used or disclosed for any purpose other than the purpose for which the applicable law, regulation or legal process requires its disclosure.

3. DESIGNATION OF PERSON WITH ADMINISTRATIVE RESPONSIBILITY: Recipient shall designate one of its employees or representatives to be responsible for fulfilling its obligations under this Agreement and shall advise Company in writing of such employee's name and title within four (4) business days of any change of such designation. Until further notice, the individual so designated is as follows:

    NAME              ________________________
    TITLE             ________________________

4. TERM AND TERMINATION: The term of this Agreement shall commence on the date first written above and continue until terminated by written notice of either Party to the other, but Recipient's obligations under Section 2 of this Agreement shall survive until such time, if ever, that the Confidential Information falls within one or more of the exclusions set forth at Section 1.2 above. Within thirty (30) calendar days of termination of this Agreement, Recipient shall, without request by Company, deliver to Company all of the Confidential Information that it received from Company in tangible form, and all copies thereof, and shall destroy all documents and other tangible items containing any of such Confidential Information and shall certify to Company in writing that it has done so.

5. NO LICENSE OR OTHER RIGHTS: Nothing in this Agreement shall constitute or otherwise be construed as granting to Recipient any interest or license in any Confidential Information, or creating any obligation on the part of any Party hereto to enter into any further agreement or business arrangement.

6. REMEDIES FOR BREACH: Recipient agrees that any breach of this Agreement shall cause Company irreparable harm. Accordingly, and in addition to any other remedies that Company may have at law or in equity, Company shall be entitled to obtain injunctive relief against Recipient to prevent any continuing breach, and without posting or filing any bond or other security. All costs, expenses and attorney's fees resulting from the litigation or arbitration of any claim under this Agreement shall be paid by the losing party to the prevailing party.

7. EXPORT CONTROL: Recipient agrees that, except as allowed under applicable U.S. Export license provisions, no technical information furnished to it hereunder shall be disclosed by it to any non-U.S. national, firm, or country, including foreign nationals employed by or associated with such party, nor shall such party allow any re-export of any technical information without first complying with all applicable U.S. Government export control laws and regulations.

8. GENERAL PROVISIONS:

        8.1 ASSIGNMENT: This Agreement may not be assigned by Recipient to any other party.

        8.2 CHOICE OF LAW: This Agreement shall be governed by and construed under the laws of the Commonwealth of Virginia, without regard to the choice of law provisions thereof.

        8.3 NOTICES: Any notice required or permitted to be given under this Agreement shall be given in writing and shall be addressed:

        If to Company, to:   Delta-T Corporation
                             323 Alexander Lee Parkway
                             Williamsburg, Virginia  23185
                             Attn: Rob Swain

        If to Recipient, to: ___________________

                             ___________________

                             Attn.: ______________

        8.4 SEVERABILITY: If for any reason a court of competent jurisdiction or an award in arbitration finds any provision of this Agreement to be unenforceable, the Parties hereto agree that they shall amend this Agreement to allow for enforcement to the maximum extent enforceable and the remainder of this Agreement shall continue in full force and effect.

        8.5 HEADINGS AND CAPTIONS: The headings and captions in this Agreement are for convenience only and are not to be considered in construing this Agreement. All references to any article, section or paragraph numbers shall be deemed to be references to an article, section or paragraph of this Agreement unless otherwise expressly stated.

        8.6 SURVIVAL OF TERMS: The obligations of Recipient under Section 2 of this Agreement shall survive as provided in Section 4 above, and the Parties' obligations under Section 6 of this Agreement shall survive termination of this Agreement.

        8.7 ENTIRE AGREEMENT: This Agreement sets forth the entire agreement among the Parties with respect to the subject matter hereof and supersedes any prior agreement related to thereto. No addition or amendment may be made to this Agreement except by a writing signed by all Parties.

        8.8 NO WAIVER: Failure by any party to this Agreement to enforce any provision of this Agreement with respect to any breach thereof, shall not be deemed a waiver of any right to enforce any other breach of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement by their authorized representatives.

COMPANY                                 CUSTOMER / CLEINT NAME

By:                                     By:
            ---------------------------          -------------------------------
Printed                                 Printed
Name:                                   Name:
            ---------------------------          -------------------------------

Title:                                  Title:
            ---------------------------          -------------------------------

Date:                                   Date:
            ---------------------------          -------------------------------

             EXHIBIT D - SCOPE OF SERVICES FOR PHASE II ENGINEERING


                                                                  PREPARATION
                  TASK/DELIVERABLE DESCRIPTION                   ESPONSIBILITY

Detailed Cost Budget                                                DELTA-T
Engineering SCHEDULE                                                DELTA-T
Master Project SCHEDULE                                             DELTA-T
Engineering Document List                                           DELTA-T
Identify and assign responsibility for required permits             DELTA-T
System Design Specifications                                        DELTA-T
Process Description                                                 DELTA-T
Plot Plan                                                            OWNER
Site Arrangement                                                    DELTA-T
Facility Process Block Flow Diagram                                 DELTA-T
Facility Mass and Energy Balances                                   DELTA-T
Process Areas Flow Diagrams                                         DELTA-T
Process Areas Mass and Energy Balances                              DELTA-T
Production & Utility Consumption                                    DELTA-T
Piping & Instrument Diagrams                                        DELTA-T
Major Equipment List                                                DELTA-T
Major Equipment Data Sheets                                         DELTA-T
Motor List                                                          DELTA-T
Instrument and Input/Output List                                    DELTA-T
Valve List                                                          DELTA-T
Pipeline List                                                       DELTA-T
Instrument Data Sheets                                              DELTA-T
Major Process Equipment Procurement Technical Specifications & DELTA-T Outline Drawings
Plant Process Equipment and Skid Procurement Technical              DELTA-T
Specifications
Plant Process Equipment Bid Evaluation, Vendor Recommendation, DELTA-T Vendor Drawing Review
Plant Process Equipment Bid Packages                                DELTA-T
Structural Steel Arrangements                                      DELTA-T
Structural Steel Design                                            DELTA-T
Structural Steel Fabrication & Installation Technical
Specifications                                                     DELTA-T
Foundation Design                                                  DELTA-T
Site Geotechnical Data                                              OWNER
Site Preparation                                                    OWNER
Construction packages for civil, concrete work                     DELTA-T
Finalized contract for complete engineering, procurement,          DELTA-T
construction and startup
Support to NEDAK in financing and permitting                       DELTA-T

                    EXHIBIT E: PHASE II PRELIMINARY SCHEDULE


ID  Task Name                         Start
1
2
3  Phase II Notice to Proceed     Mon. 10/31/05    -    October 31, 2005
4  Process Engineering            Tue. 11/1/05     -    March 2006
5  Civil Engineering              Tue. 11/1/05     -    March 2007
6  Concrete Design                Tue. 11/29/05    -    April 2006
7  Concrete Foundations           Tue. 4/4/06      -    September 2006
8  Building Erection              Mon. 6/5/06      -    October 2006
9  Mechanical                     Mon. 5/1/06      -    December 2006
10 Piping                         Mon. 5/1/06      -    Feb 2007
11 Electrical & Istrumentation    Mon. 5/1/06      -    March 2007
12 Startup & Commissioning        Mon. 1/1/07      -    April 2007
13 Owner Production Ethanol       Mon. 4/23/07     -    April 23, 2007